                                                                       Exhibit 4

NUMBER                                                                    SHARES


                              TWINLAB CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                       AUTHORIZED SHARES $1.00 PAR VALUE

                                                                 CUSIP

                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

Is The Owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF $1.00 PAR VALUE COMMON STOCK OF

                              TWINLAB CORPORATION

Transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

        Dated:



                         (SEAL)
         NEIL BLECHMAN                                  ROSS BLECHMAN
EXECUTIVE VICE PRESIDENT AND SECRETARY                    PRESIDENT


                            COUNTERSIGNED:
                                  American Securities Transfer & Trust, Inc.
                                                P.O. Box 1596
                                           Denver, Colorado 80201


                            By _________________________________________________
                                Transfer Agent & Registrar Authorized Signature

                              TWINLAB CORPORATION



        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -as tenants in common                    UNIF GIFT MIN ACT-______Custodian_______
        TEN ENT -as tenants by the entireties                              (Cust)         (Minor)
         IT TEN -as joint tenants with rights of                   under Uniform Gifts to Minors
                 survivorship and not as tenants                    Act___________________________
                 in common                                                  (State)

    Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
   [                                ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated  _________________

                          ______________________________________________________
                          ______________________________________________________
                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signatures(s) Guaranteed:

_________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.